UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2003

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28150	33-0525145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10555 Science Center Drive, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 658-7600

N/A
(Former Name or Former Address, if Changed Since Last Report.)

     This Current Report on Form 8-K is filed by Neurocrine Biosciences, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5. Other Events.

     Attached as Exhibit 1.1 hereto and incorporated by reference herein is the Underwriting Agreement dated September 11, 2003 by and among the Company and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., UBS Securities LLC, Bear, Stearns & Co. Inc., CIBC World Markets Corp., Banc of America Securities LLC and Credit Suisse First Boston LLC, as representatives of the several underwriters, relating to the public offering of shares of the Company’s common stock, par value $.001 per share, pursuant to the Company’s Registration Statements on Form S-3 (File Nos. 333-105917 and 333-108726).

Item 7. Exhibits.

     (c)  Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated September 11, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2003	NEUROCRINE BIOSCIENCES, INC.

	By:	/s/ PAUL W. HAWRAN

Paul W. Hawran Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Form of Underwriting Agreement